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Butte Highlands Mining Company

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Butte Highlands Mining Company

P.O. Box 99

Liberty Lake, Washington 99019

Notice of Annual Meeting of Shareholders

To be Held on February 1, 2012

January 6, 2011

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of  Butte Highlands Mining Company (the "Company"), will be held at 10:30 a.m., Pacific Daylight Time, on  February 1, 2012, at  4390 San Gabriel Dr., Reno, NV  89502 to consider and act upon the following matters:

1.

To elect three (3) members to the Board of Directors to serve for a one-year term or until their respective successors are elected and qualified;

2.

To consider and vote upon the adoption of amendments to the Company's Articles of Incorporation to (a) increase the authorized shares of the Company’s Class A Common Stock from 23,292,907 to 500,000,000 shares; and (b) to authorize a class of Preferred Stock consisting of 20,000,000 shares;

3.

To ratify the appointment of MartinelliMick, PLLC, as the independent registered public accounting firm for the Company for the year ending December 31, 2011; and

4.

To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on December 30, 2011, has been fixed by the Board of Directors as the record date for the determination of the Class A Common Stock  Shareholders entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof.  Only Class A Common Stock Shareholders of record on the books of the Company at the close of business on December 30, 2011, shall be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

We Are Not Asking You for a Proxy and You Are Not Requested To Send Us A Proxy.

We look forward to seeing you at the Shareholders’ Meeting on February 1, 2012.

Sincerely,

Paul A. Hatfield

President

TABLE OF CONTENTS

INTRODUCTION

1

PURPOSE OF THE ANNUAL MEETING

1

Election of Directors

1

Amendment to Articles of Incorporation

1

Ratification of Appointment of Independent Registered Public Accounting Firm

1

Other Business

2

VOTING AT ANNUAL MEETING

2

RECENT MARKET PRICES MARKET PRICE OF COMMON EQUITY

4

PROPOSAL 1.  ELECTION OF DIRECTORS

4

Board Committees

5

Audit Committee

5

Nominating Committee

6

Compensation Committee

6

Director Compensation

6

Legal Proceedings

6

Board Recommendation

6

PROPOSAL 2.  AMENDMENT TO THE ARTICLES OF INCORPORATION TO

INCREASE AUTHORIZED CAPITAL STOCK

6

Discussion

6

PROPOSAL 3.  APPOINTMENT OF AUDITORS

9

Policy on Audit Committee, Pre-Approval of Audit, and Non-Audit Services of

Independent Auditors

9

Audit Fees

10

Audit Related Fees

10

Tax Fees

10

All Other Fees

10

ADDITIONAL SHAREHOLDER INFORMATION

10

Shareholder Proposals for the 2012 Annual Meeting

10

Annual Report

11

Other Business

11

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Butte Highlands Mining Company

P.O. Box 99

Liberty Lake, Washington 99019

_________________________________

INFORMATION STATEMENT

Relating to

Annual Meeting of Shareholders

To be held on February 1, 2012

INTRODUCTION

This Information Statement is being furnished by the Board of Directors of Butte Highlands Mining Company (the “Company”), to holders of shares of the Company’s $0.01 par value Class A Common Stock (the “Common Stock”) in connection with the Annual Meeting of Shareholders of the Company to be held on February 1, 2012, and any postponements or adjournments thereof (the “Annual Meeting”), for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Information Statement is first being mailed to the Shareholders on or about January 6, 2011.

Management is the record and beneficial owner of 889,566 shares (approximately 67.49%) of the Company’s 1,317,948 outstanding shares of Class A Common Stock.  It is management’s intention to vote all of its shares in favor of each matter to be considered by the Shareholders, thereby ensuring that each matter to be considered shall be approved.

PURPOSE OF THE ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action on the election of three directors to the Company’s Board of Directors, each to serve for a one-year term or until their respective successors are elected and qualified.

Amendment to Articles of Incorporation

At the Annual Meeting, shareholders entitled to vote will be asked to consider and vote upon the adoption of amendments to the Company's Articles of Incorporation to increase the authorized shares of the Company’s Class A Common Stock from 23,292,907 to 500,000,000 shares, and to authorize a class of Preferred Stock consisting of 20,000,000 shares.

Ratification of Appointment of Independent Registered Public Accounting Firm

At the Annual Meeting, shareholders entitled to vote will be asked to ratify the appointment of MartinelliMick, PLLC, as the independent registered public accounting firm for the Company for the year ending December 31, 2011.  (See "Ratification of Appointment of Independent Registered Public Accounting Firm.")

Other Business

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.  At the present time, management knows of no such other business to be considered at the Annual Meeting of Shareholders

VOTING AT ANNUAL MEETING

1.

Record Date.  The Board of Directors of the Company has fixed the close of business on December 30, 2011, as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting.  At the close of business on that date, the Company had 1,317,948 issued and outstanding shares of Class A Common Stock.  A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting.

2.

Solicitation of Proxies.  Because management of the Company owns approximately 67.5% of the outstanding voting stock of the Company, it will not solicit proxies in connection with the matters to be considered at the Annual Meeting of Shareholders.

3.

Voting Power.  Holders of the Class A Common Stock of the Company are entitled to one vote for each share held.  Holders of the Class B Common Stock of the Company are not entitled to any voting rights.  There is no cumulative voting for directors.

4.

Principal Shareholders.  The following table sets forth information regarding the number and percentage of shares of Class A Common Stock of the Company held by any person known to the Company to be the beneficial owner of more than five percent and each director, each of the named executive officers and directors and officers as a group.

(a)  Security Ownership of Certain Beneficial Owners:  The following table sets forth information as of December 30, 2011 regarding any person known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Class A Common	Paul A. Hatfield	875,566 direct	66.43
(1) Based upon 1,317,948 Class A Common Shares outstanding at December 30, 2011

(b)  Security Ownership of Management:  regarding the number and percentage of shares of Class A Common Stock of the Company beneficially owned by each director, each of the named executive officers and directors and officers as a group.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Class A Common	Paul A. Hatfield	875,566 direct	66.43
Class A Common	Susan Ann Robinson-Trudell	14,000 direct	1.06
Class A Common	Directors and Executive Officers as a Group(2)	899,566 direct	67.49

(1) Based upon 1,317,948 Class A Common Shares outstanding at December 30, 2011 (2) Three individuals

5.

Required Approvals.  By unanimous consent, the Board of Directors of the Company has adopted resolutions:  (1) to nominate Paul A. Hatfield, Susan Ann Robinson-Trudell and Doris Marie Prater to the board of directors of the Company to serve for a one-year term or until their respective successors are elected and have qualified; and (2) recommending that the Company’s Shareholders vote to approve the slate of nominees to the Board of Directors submitted to the Shareholders for consideration at the Annual Meeting of Shareholders.

Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present.  “Plurality” means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting.  Consequently, any shares not voted (whether by abstentions, broker non votes or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

If a quorum exists at the Annual Meeting, the election of Directors will be accomplished by determining the three (3) nominees receiving the highest total votes.

If a quorum exists at the Annual Meeting, the affirmative vote by the holders of a majority of the Common Stock present and entitled to vote is required to approve the Amendment of the Articles of Incorporation to increase the number of authorized $0.001 par value Class A Common Stock of the Company to 500,000,000 shares and to authorize a class of preferred stock consisting of 20,000,000 shares.

If a quorum exists at the Annual Meeting, the affirmative vote by the holders of a majority of the Common Stock present and entitled to vote is required to approve the ratification of the appointment of MartinelliMick, PLLC, as the independent registered public accounting firm for the Company for the year ending December 31, 2011.

6.

Dissenters’ Rights.  There are no dissenters’ rights applicable to any matters to be considered at the Annual Meeting.

RECENT MARKET PRICES
MARKET PRICE OF COMMON EQUITY

1.

Market Information.  Our Class A Common Stock is quoted in the over-the-counter market in the Pink Sheets with the symbol BTHI.  The following table sets forth the range of high and low bid prices for each quarter during the years ended December 31, 2011, 2010 and 2009. These bid prices reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

	2009		2010		2011
	High	Low	High	Low	High	Low
First Quarter	$0.25	$0.25	$0.25	$0.25	$0.51	$0.51
Second Quarter	0.25	0.25	0.25	0.25	1.01	0.51
Third Quarter	0.25	0.25	0.25	0.25	0.51	0.51
Fourth Quarter	0.25	0.25	0.25	0.25	0.51	0.51

2.

Holders of Record.  As of December 30, 2011, there were approximately 102 holders of record of the Company’s Class A Common Stock.

3.

Dividends.  The Company has paid no dividends and has no plans to pay dividends in the foreseeable future, even if funds are available, as to which there is no assurance.  There are no restrictions on the Company's ability to pay dividends.

PROPOSAL 1.  ELECTION OF DIRECTORS

At the Annual Meeting, three (3) Directors are to be elected who shall hold office until the next Annual Meeting of Shareholders or until their respective successors shall have been elected and qualified. The following individuals are currently serving as members of, and are the nominees for election to, the Board of Directors:

Name	Age	Affiliation with Registrant	Expiration of Term
Paul A. Hatfield 18210 N. Lidgerwood Colbert, WA 99005	49	Director, President,, Principal Acctg. Officer	Annual Meeting
Susan Ann Robinson-Trudell 4390 San Gabriel Dr. Reno, NV 89502	51	Director and Vice President	Annual Meeting
Doris Marie Prater 4200 Central Avenue Apt # 2 Great Falls. MT 59401	86	Director and Secretary	Annual Meeting

Paul A. Hatfield has been a Director of the Company since 1986.  From 1986 to 1991, Mr. Hatfield served as the Company’s Vice President and has served as the President of the Company since 1991.  From 1989 to 2003, Mr. Hatfield served as the Vice-President of Mining for N. A. Degerstrom, Inc.  From April 2003 until May 2005, Mr. Hatfield was employed as a project manager for Old Castle Corporation.  From May 2005 to the present, Mr. Hatfield has been employed by Spokane Rock Products, Inc., as the Asphalt Manager.  Mr. Hatfield is a graduate of Montana Tech of the University of Montana with a Bachelor of Science degree.  Mr. Hatfield also serves as the Company’s principal financial officer.

The Board has concluded that Paul A. Hatfield should serve as a Director of the Company, in light of the company’s current business and structure, because of his experience managing the Company’s projects and his technical background in the mining industry.

Susan Ann Robinson-Trudell has been a Director and Vice-President of the Company since 1991.  Since 2004, Ms. Robinson–Trudell has been the Director of the Nevada Cancer Institute.  From 1997 to 2004, she served as the Executive Director of the American Cancer Society.  Ms. Robinson–Trudell was graduated from the University of California at Santa Barbara with a Bachelor of Arts Degree.  She received her M.B.A. from the University of Nevada and is currently enrolled in post-graduate study at Duke University.  Ms. Robinson-Trudell is the sister of Paul Hatfield, the President of the Company.

The Board has concluded that Susan Ann Robinson-Trudell should serve as a Director of the Company, in light of the company’s current business and structure, because of her extensive management experience and knowledge of the history of the Company and its operations.

Doris Marie Prater has been a Director of the Company since 1984.  For the past twenty-five years, Ms. Prater has been employed as a secretary by Opportunities, Inc., a privately held company in Great Falls, Montana.

The Board has concluded that Doris Marie Prater should serve as a director of the Company, in light of the Company’s current business and structure, because of her extensive knowledge of the history and operations of the Company and her 27 years of experience as a member of the Company’s Board of Directors.

Board Committees

Audit Committee

The Company does not have a separately designated standing audit committee or a committee performing similar functions.  The entire Board of Directors performs the functions of the Audit Committee. Because the Company does not have an audit committee, the Company has not determined whether any of its directors qualify as an audit committee financial expert.  Currently, the Company’s Board of Directors reviews the Company’s Annual Report on Form 10K and its audited financial statements.

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter.

Compensation Committee

We do not have a compensation committee of the Board of Directors.

Director Compensation

During the years ended December 31, 2010, and December 31, 2009, Susan Ann Robinson-Trudell and Doris Marie Prater each received a Directors fee of $500.  Mr. Hatfield receives no compensation for serving as a director of the Company.  No officers were compensated by the Company for the years ended December 31, 2010, and December 31, 2009.  In addition, the Company provided no stock options, warrants, or stock appreciation rights, and there are no employment contracts, incentive pay agreements or outstanding options with any officer or director.

Legal Proceedings

No Director, or person nominated to become a Director or Executive Officer, has been involved in any legal action involving the Company during the past five years.

Board Recommendation

The Board of Directors recommends a vote “FOR” each nominee to the Board of Directors.

PROPOSAL 2.  AMENDMENT TO THE ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED CAPITAL STOCK

The Company proposes to amend its Articles of Incorporation (a) to increase the authorized number of shares of Class A Common Stock from 23,292,907 with a per share par value of $0.01 to 500,000,000 shares with a per share par value of $0.001and (b) to authorize a class of preferred stock consisting of 20,000,000 shares with a per share stated value of $0.001. There is no proposal to increase the authorized number of shares of Class B Common Stock.

On December 1, 2011, the Board unanimously adopted resolutions setting forth the proposed amendment to our Articles of Incorporation declaring its advisability and directing that the proposed amendment be submitted to the shareholders for their approval at the Annual Meeting.  If adopted by the shareholders, the amendment will become effective upon filing of an appropriate amendment to our Articles of Incorporation with the Delaware Secretary of State.

Discussion

The Company is currently authorized to issue 23,292,907 shares of its $0.01par value Class A Common Stock of which 1,317,948 were issued and outstanding and held of record by approximately 102 shareholders as of December 30, 2011. The Company is also currently authorized to issue 1,707,093 shares of $0.01 par value Class B Common Stock of which 1,663,941 shares were issued and outstanding and held of record by approximately 809 shareholders as of December 30, 20 11. There are currently no shares of preferred stock authorized. If approved, the amendment to the Articles of Incorporation will increase the number of authorized shares of Class A Common Stock to 500,000,000 shares with a per share par value of $0.001 and authorize 20,000,000 shares of Preferred Stock with a stated value of $0.001 per share.

Management believes that the increased number of authorized shares of Class A Common Stock will provide the Company with an adequate supply of authorized but unissued shares of Class A Common Stock for general corporate needs including obtaining additional financing, possible stock dividends, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so.  At present, the Company has no commitment for the issuance of additional shares.

With the exception that Class B Common Stock has no voting rights, all shares of Common Stock are equal to each other with respect to liquidation, dividend and other rights.  Owners of shares of Class A Common Stock are entitled to one vote for each share they own at any Shareholders' meeting. Owners of Class B Common Stock have no voting rights and the holders thereof are not entitled to vote on any matter.  All holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefore, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to Shareholders.  There are no conversion, preemptive or other subscription rights or privileges with respect to any shares.  Although the Board of Directors would authorize the issuance of additional shares of Class A Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Class A Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Authorized shares of Class A Common Stock in excess of those shares currently outstanding will be available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult.  Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its stockholders, but in which unaffiliated stockholders may wish to participate.  In this connection, the Board of Directors could issue authorized shares of Class A Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors and the executive officers and their families, could prevent the majority stockholder vote required by the Company's Articles of Incorporation to effect certain matters.  Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Class A Common Stock, to acquire control of the Class A Company, since the issuance of such shares should dilute the Company's book value per share and the Common Stock ownership of such person.  This may be beneficial to management in a hostile tender offer, thus having an adverse impact on stockholders who may want to participate in such tender offer.

The additional authorized shares of Class A Common Stock would, when issued, have the same rights as the issued and outstanding existing shares of Class A Common Stock.  Shareholders of the Company currently have neither preemptive rights nor cumulative voting rights for directors, nor will they as a result of the amendment.

If the amendment is approved, the additional, authorized Class A Common Stock would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining shareholder approval, unless such action is required by applicable law, or of any stock exchange upon which the Company's shares may then be listed.  It should be noted that subject to the limitations discussed above, all of the types of Board action with respect to the issuance of additional shares of Class A Common Stock that are described in the preceding paragraphs can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by amendment to the Articles of Incorporation, although the amendment would increase the number of shares of Class A Common Stock that are available for the taking of such action.

The Company will have authority to issue up to Twenty Million (20,000,000) shares of newly created Preferred Stock (“Preferred Stock”) with a stated value of $0.001 per share.  The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distribution of assets of the Company in the event of liquidation, dissolution, or winding-up of the Company, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs.  The authorized, but unissued shares of Preferred Stock, may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors, in their sole discretion, shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

If approved, the Board of Directors would be empowered without the necessity of further action or authorization by the Company's Shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules) to authorize the issuance of the Preferred Shares from time to time in one or more series or classes, and to fix by resolution the designations, preferences, limitations, and relative rights of each such series or class.  Each series of Preferred Shares would, as determined by the Board of Directors at the time of issuance, rank senior to the Company's shares of Common Stock with respect to dividends and redemption and liquidation rights.

The Preferred Shares will provide authorized and unissued shares of Preferred Stock, which may be used by the Company for any proper corporate purpose.  Such purpose might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations.  There are no transactions currently under review by the Board of Directors which contemplate the issuance of Preferred Shares.

It is not possible to state the precise effects of the authorization of the Preferred Shares upon the rights of the holders of the Company's Common Stock until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of each class or series of the Preferred Shares.  Such effects might include, however:  (a) reduction of the amount otherwise available for payment of dividends on Common Stock to the extent dividends are payable on any issued Preferred Shares; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Class A Common Stock to the extent that the Preferred Shares had voting rights; (d) conversion of the Preferred Shares into Class A Common Stock at such prices as the Board of Directors determines, which could include issuance at below the fair market value or original issue price of the Class A Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Shares.

In addition, the Preferred Shares could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and, thus, potentially have an "anti-takeover" effect, especially if Preferred Shares were issued in response to a potential takeover.  In addition, issuances of authorized Preferred Shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly.  Such an issuance could deter the types of transactions which may be proposed or could discourage or limit Shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the Shareholders, and could enhance the ability of officers and directors to retain their positions.

Although the Board of Directors would authorize the issuance of additional Preferred Shares based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized Preferred Shares could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

The proposal to amend the Company’s Articles of Incorporation will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon.

Board Recommendation

The Board of Directors recommends a vote “FOR” amendment to the Articles of Incorporation

PROPOSAL 3.  APPOINTMENT OF AUDITORS

The Board of Directors has appointed the firm of MartinelliMick, PLLC, as the independent registered public accounting firm for the Company for the year ending December 31, 2011, subject to ratification of the appointment by the Company’s shareholders.  Representatives of MartinelliMick, PLLC, are not expected to be present at the Annual Meeting.

Policy on Audit Committee, Pre-Approval of Audit, and Non-Audit Services of Independent Auditors

The Board of Directors, in its capacity as the Company’s Audit Committee, is responsible for appointing, setting compensation and overseeing the work of the independent auditors.  Our pre-approval policies and procedures for the board, acting in lieu of a separately designated, independent audit committee, described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, were that the audit committee pre-approve all accounting-related activities prior to the performance of any services by any accountant or auditor.

Audit Fees

The aggregate fees billed for professional services rendered by BehlerMick, the Company’s former principal accountant, for the audit and the reviews of the Company’s financial statements in 2010, and 2009, were $19,840 and $32,062, respectively.

Audit Related Fees

The Company incurred no fees during the last two fiscal years, for assurance and related services by the Company’s principal accountant, that were reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Fees” above.

Tax Fees

During the last two fiscal years, the Company incurred $1,809 in 2010, and $1,536 in 2009, for professional services rendered by the Company’s principal accountant for tax compliance, tax advice or tax planning.

All Other Fees

The Company incurred no other fees during the last two fiscal years for products and services rendered by the Company’s principal accountant.

Our pre-approval policies and procedures for the board, acting in lieu of a separately designated independent audit committee, described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, were that the audit committee pre-approve all accounting-related activities prior to the performance of any services by any accountant or auditor.

The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was 0%.

ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals for the Next Annual Meeting

The Company will review shareholder proposals intended to be included in the Company’s proxy material or information statement for the next Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than September 8, 2012.  Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company.  The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

Annual Report

The Company will provide to any shareholder of record, upon written request, and without charge, a copy of the Company’s Annual Report on Form 10 for the fiscal year ended December 31, 2010.  The Company’s Form 10K may also be accessed at SEC’s website at www.sec.gov.

Other Business

As of the date of this Information Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.

By Order of the Board of Directors,

Paul A. Hatfield,
President and Chairman

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